EATON VANCE SHORT DURATION
REAL RETURN FUND

Supplement to Prospectus dated March 1, 2017

Effective July 1, 2017, the following replaces the first sentence in “Additional Tax Information”:

The Fund intends to declare and pay distributions quarterly.

June 1, 2017

26136 6.1.17